Exhibit 10.20

           CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT
                 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION (THE "SEC")
  PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED
                                    PORTIONS.
                    OMITTED PORTIONS ARE INDICATED BY [***].

------------------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT                             1. THIS CONTRACT IS RATED ORDER            RATING             PAGE OF PAGES
                                              UNDER DPAS(15 CFR 35)                     DO                 1     21
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Indent) NO.       3. EFFECTIVE DATE                           4.  REQUISITION/PURCHASE REQUEST/PROJECT NO.
   W9113M-O6-C-0189                           22 Sep 2006                                  W90GXK62140117
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                               CODE    W9113M       6.  ADMINISTERED BY (If other than Item 5)    CODE

US ARMY SPACE & MISSILE DEFENSE COMMAND
SMDC-RDCM
PO BOX 1500                                                     See Item 5
HUNTSVILLE, AL 35807-3801
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)      8. DELIVERY
PHARMATHENE, INC.                                                                      |X| FOB ORIGIN  |_| OTHER   (See below)
175 ADMIRAL COCHRANE DRIVE                                                             ---------------------------------------------
SUITE 101                                                                              9. DISCOUNT FOR PROMPT PAYMENT
ANNAPOLIS, MD  21401-7378                                                              Net 30 Days
                                                                                       ---------------------------------------------
                                                                                       10. SUBMIT INVOICES                ITEM
                                                                                       (4 copies unless  otherwise
                                                                                       specified)                         Section G
CODE:  1ZG60                                FACILITY CODE                              TO THE ADDRESS SHOWN IN:
------------------------------------------------------------------------------------------------------------------------------------
11. SHIPTO/MARK FOR                        CODE                 12. PAYMENT WILL BE MADE BY                   CODE    HQ0302
PHARMATHENE, INC.                                               DFAS-ROME
175 ADMIRAL COCHRANE DRIVE                                      DFAS-RO-A, 325 BROOKS ROAD
SUITE 101                                                       PHONE  800-553-0527
ANNAPOLIS, MD  21401-7378                                       ROME NY 13441-4527
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION:                                                See Schedule
|_| 10 U.S.C. 2304(c)(  )   |_| 41 U.S.C. 253(c)(  )
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.              15B. SUPPLIES/SERVICES               15C. QUANTITY     15D. UNIT    15E. UNIT PRICE    15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                              SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                15G. TOTAL AMOUNT OF CONTRACT                     $34,744,063.00
------------------------------------------------------------------------------------------------------------------------------------
                                                 16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
|X|    SEC.             DESCRIPTION                    PAGE(S)      |X|    SEC.                DESCRIPTION                   PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                  PART I - THE SCHEDULE                                                PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X     A     SOLICITATION/CONTRACT FORM                1 - 2         X      I    CONTRACT CLAUSES                            15 - 22
------------------------------------------------------------------------------------------------------------------------------------
 X     B     SUPPLIES OR SERVICES AND PRICES/COSTS     3 - 6        PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
 X     C     DESCRIPTION/SPECS/WORK STATEMENT          7             X      J    LIST OF ATTACHMENTS                         23
------------------------------------------------------------------------------------------------------------------------------------
 X     D     PACKAGING AND MARKING                     8                 PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 X     E     INSPECTION AND ACCEPTANCE                 9                    K    REPRESENTATIONS, CERTIFICATIONS AND OTHER
                                                                                 STATEMENTS OF OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X     F     DELIVERIES OR PERFORMANCE                 10 - 11
------------------------------------------------------------------------------------------------------------------------------------
 X     G     CONTRACT ADMINISTRATION DATA              12                   L    INSTRS, CONDS, AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X     H     SPECIAL CONTRACT REQUIREMENTS             13 - 14              M    EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                 CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------

17. |X| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is                   18. |_| AWARD. (Contractor is not required to sign this
required to sign this document and return [ ] copies to                    document) Your offer on Solicitation Number
issuing office) Contractor agrees to furnish and deliver                   ___________________ including the additions or changes
all items or perform all the services set forth or                         made by you which additions or changes are set forth in
otherwise identified above and on any continuation                         full above, is hereby accepted as to the items listed
sheets for the consideration stated herein. The rights                     above and on any continuation sheets. This award
and obligations of the parties to this contract shall be                   consummates the contract which consists of the following
subject to and governed by the following documents: (a)                    documents: (a) the Government's solicitation and your
this award/contract, (b) the solicitation, if any, and                     offer, and (b) this award/contract. No further
(c) such provisions, representations, certifications,                      contractual documents is necessary.
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or Print)                              20A. NAME AND TITLE OF CONTRACTING OFFICER

David P. Wright
President & CEO                                                            Lynn M. Selfridge
                                                                           Contracting Officer
                                                                           TEL:                               E-MAIL:
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                          19C. DATE SIGNED          20B. UNITED STATES OF AMERICA            20C. DATE SIGNED

     PHARMATHENE

BY /s/ David P. Wright                               9/21/06               BY  /s/ Lynn M. Selfridge                 Sept. 22, 2006
   ----------------------------------------                                    ---------------------------------
   (Signature of person authorized to sign)                                    (Signature of authorized Officer)
------------------------------------------------------------------------------------------------------------------------------------

Section A - Solicitation/Contract Form

CONTINUATION OF FORM 26

Award is hereby made for the PharmAthene proposal dated 17 July 2006 and negotiation memorandum dated 23 August 2006 for the Development and Licensure of Bioscavanger Increment II (recombinant drug candidate).

The PharmAthene proposal is incorporated into contract number W9113M-06-C-0189 with the following revisions:

1.    This contract is awarded excluding CLIN 0006.

2. The negotiation memorandum dated 23 August 2006 requests the Government accept CLIN 0002 as submitted by the contractor in the amount of $[***]. The Government accepts this request.

3. Per the negotiation memorandum dated 23 August 2006 regarding CLIN 0005, the contractor understands and agrees that there shall be no progress payments. Instructions for invoicing are located in Section G - Contract Administration of this contract.

4. CLIN 0005 - The Government will accept TED increments of [***]. The contractor may invoice for the increments upon Government acceptance.

----------
*** Portions of this page have been omitted pursuant to a Request for
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

Section B - Supplies or Services and Prices

SPECIAL NOTICE

B.1. During the Product Development and Licensure Application effort, the contractor may manufacture some number of doses of product, which will obviate the need to procure the entire initial stockpile requirement when the Food and Drug Administration approves the Licensure Application. Knowing that the number of doses, the Production Option will require the completion in which event the option CLIN 0005 would be renegotiated prior to being exercised. If exercised, the only remaining stockpile requirement, which may be less than 90,000 TED, and in some cases may be none.

The successful offeror's dated proposal will be inserted into CLIN 0003, if exercised by the Government.

ITEM NO     SUPPLIES/SERVICES                                                 QUANTITY     UNIT LOT    UNIT PRICE    AMOUNT
0001        Product Development & Clinical Trial
            CPIF

            Perform all effort required for and incident to technology development and product delivery of Bioscavenger Increment II Recombinant human butyrylcholinestrease (HuBChE) (also rBioscavenger) suitable for eventual clinical use, filing of an Investigational New Drug Application, small scale manufacture, acute toxicity study, conduct of a phase I clinical trial, controlled storage of the product from date of manufacture through completion of Phase 1 clinical trial, and International Conference on Harmonization stability testing of the stored product.
            All efforts shall be in accordance with the contractor's
            Statement of Work dated July 17, 2006, and made a part of this contract as referenced in Section J. Delivery dated March 31, 2009. Includes data items as identified/attached in Section J. Contract Data
            Requirements List (CDRL), DD Form 1423, Data Items: A001 through A007. FOB: Origin PURCHASE REQUEST NUMBER:
            W90GXK62140117

                                                                                          TARGET COST                $[***]
                                                                                           TARGET FEE                $[***]
                                                                                                            --------------
                                                                                 TOTAL TGT COST + FEE       $34,182,763.00
                                                                                          MINIMUM FEE                $[***]
                                                                                          MAXIMUM FEE                $[***]
                                                                             SHARE RATIO ABOVE TARGET                 [***]
                                                                             SHARE RATIO BELOW TARGET                 [***]
                                                                                                                     $[***]

ACRN AA
CIN:  000000000000000000000000000000

----------
*** Portions of this page have been omitted pursuant to a Request for Confidential Treatment filed separately with the SEC.

ITEM NO     SUPPLIES/SERVICES                                                 QUANTITY     UNIT LOT    UNIT PRICE    AMOUNT
0002        Earned Value Management System (EVMS)
EXERCISED   CPIF
OPTION      Includes data items as identified/attached in Section J.
            Contract Data Requirements List (CDRL), DD Form
            1423, Data Items: B001.
            FOB: Origin
            PURCHASE REQUEST NUMBER: W90GXK62140117

                                                                                          TARGET COST                $[***]
                                                                                           TARGET FEE                $[***]
                                                                                                            --------------
                                                                                 TOTAL TGT COST + FEE                $[***]
                                                                                          MINIMUM FEE                $[***]
                                                                                          MAXIMUM FEE                $[***]
                                                                             SHARE RATIO ABOVE TARGET                 [***]
                                                                             SHARE RATIO BELOW TARGET                 [***]
                                                                                                                     $[***]

ACRNAA
CIN:  000000000000000000000000000000

----------
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Confidential Treatment filed separately with the SEC.

ITEM NO     SUPPLIES/SERVICES                                                 QUANTITY     UNIT LOT    UNIT PRICE    AMOUNT
0003        Advance Develop.& FDA Approval/Licensure
OPTION      CPIF
            Conduct advance development activities associated with
            drug/biologic development for approval or licensure
            through the FDA and deliver FDA approved licensed end
            item product. All efforts shall be in accordance with
            the contractor's Statement of Work dated July 17,2006
            and made a part of this contract as referenced in
            Section J. Delivery date July 31,2015. Includes data
            items as identified/attached in Section J. Contract Data
            Requirements List (CDRL), DD Form 1423, Data Items: C00I
            through C005. FOB: Origin PURCHASE REQUEST NUMBER:
            W90GXK62140117

                                                                                          TARGET COST                $[***]
                                                                                           TARGET FEE                $[***]
                                                                                                            --------------
                                                                                 TOTAL TGT COST + FEE                $[***]
                                                                                          MINIMUM FEE                $[***]
                                                                                          MAXIMUM FEE                $[***]
                                                                             SHARE RATIO ABOVE TARGET                 [***]
                                                                             SHARE RATIO BELOW TARGET                 [***]

ITEM NO     SUPPLIES/SERVICES                                                 QUANTITY     UNIT LOT    UNIT PRICE    AMOUNT

00004       Technical Transfer Package                                            1                      $[***]      $[***]
OPTION      FFP
            Includes data items as identified/attached in Section J.
            Contract Data Requirements
            List (CDRL), DD Form 1423, Data Items: D00I.
            FOB: Origin
            PURCHASE REQUEST NUMBER: W90GXK62140117

                                                                                                            --------------
                                                                                              NET AMT                $[***]

----------
*** Portions of this page have been omitted pursuant to a Request for Confidential Treatment filed separately with the SEC.

ITEM NO     SUPPLIES/SERVICES                                                 QUANTITY     UNIT LOT    UNIT PRICE    AMOUNT
00005       Manufacture & Deliver up to 90,000 Doses                             1                      $[***]       $[***]
OPTION      FFP
            If unilaterally exercised by the Government, preliminary
            notice shall be issued within 150 calendar days of FDA
            approval/licensure of Bioscavenger Increment II.
            Delivery date is July 31,2019. Consistency lots doses
            may or may not be used to meet the 90,000 doses
            required. Includes data items as identified/attached in
            Section J. Contract Data Requirements List (CDRL), DD
            Form 1423, Data Items: E001. FOB: Origin PURCHASE
            REQUEST NUMBER: W90GXK62140117

                                                                                                            --------------
                                                                                              NET AMT                $[***]

----------
*** Portions of this page have been omitted pursuant to a Request for
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

Section C - Descriptions and Specifications

STATEMENT OF WORK

The contractor's proposal dated 17 July 2006 and revised budget dated 23 August 2006 is incorporated (excluding all efforts associated with CLIN 0006) in its entirety and herein by reference.

Section D - Packaging and Marking

SECTION D

PACKAGING AND SHIPPING:

D.1. All product packaging and shipping shall be in strict accordance with FDA license product requirements. In addition, the contractor shall use approved shipping validation procedures.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:


CLIN         INSPECT AT        INSPECTED BY         ACCEPT AT         ACCEPT BY
0001         Origin            Government           Origin            Government
0002         Origin            Government           Origin            Government
0003         Origin            Government           Origin            Government
0004         Origin            Government           Origin            Government
0005         Origin            Government           Origin            Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2           Inspection Of Supplies-Fixed Price                             AUG 1996
52.246-5           Inspection Of Services Cost-Reimbursement                      APR 1984
52.246-7           Inspection Of Research And Development Fixed Price             AUG 1996
52.246-8           Inspection Of Research And Development Cost Reimbursement      MAY 2001
52.246-16          Responsibility For Supplies                                    APR 1984
252.246-7000       Material Inspection And Receiving Report                       MAR 2003

Section F - Deliveries or Performance

CONTRACT DATA REQUIREMENT LIST

Contract Data Requirements List

The following deliverables apply to both SOOs.

F.1. Reports

F.1.1. Contractor's Status Report. CDRL Sequence No. A00l & C001, DD Form 1423. This report shall be submitted monthly and shall contain a summary description of the progress and accomplishments of the contract; problem areas and proposed action to resolve the problems; and funds status.

F.1.2. Earned Value Report: Contract Performance Report. CDRL Sequence No. B001, DD Form 1423. This report shall be submitted monthly and shall contain a Contract Performance Report (CPR), DJ-MGMT-81466 (DD Form 2734. The CPR shall at a minimum contain Formats 1, 3, and 5. Format 5 is a monthly Variance Analysis Report for cost, schedule, and at-completion variance deviations from agreed-to thresholds. These reports shall be integrated with the Contract Work Breakdown Structure (CWBS), DI-MGMT-81334A, and the Integrated Master Schedule (IMS), DI-MGMT-81650 (below).

F.1.3. Contract Funds Status Report. CDRL Sequence No. A002 & C002, DD Form 1423. The Contract Funds Status Report (CFSR), DI-MGMT-81468 (DD Form 1568) shall be submitted monthly.

F.1.4. Contract Work Breakdown Structure. CDRL Sequence No. A003 & C003, DD Form 1423. The Contract Work Breakdown Structure (CWBS), D1-MGMT-81334A, and the CWBS dictionary shall be updated quarterly.

F.1.5. Integrated Master Schedule. CDRL Sequence No. A004 & C004, DD Form 1423. The Integrated Master Schedule, Dl-MGMT-81650, shall be updated monthly.

F.1.6. Pre-Milestone B Data Package. CDRL Sequence No. A005, DD Form 1423. This data package shall be submitted after the Phase I clinical trial and shall contain information necessary to conduct the downselection process. These data shall include, but are not necessarily limited to, preclinical toxicology studies and Phase 1 clinical data and pharmacokinetic data and chemistry, manufacturing and control data, including product shelf life and projected production costs for doses.

F.1.7 Regulatory Submission File. CDRL Sequence No. A006 & C005, DD Form 1423. This data package shall contain copies of IND submissions, annual reports, NDA submissions and other communications with the FDA. The data package shall also contain all FDA-initiated correspondence, to include meeting minutes, requests for additional information, etc. The Government expects that it shall be included in all discussions with the FDA. The preferred format for these regulatory documents is electronic.

F.1.8. Letter of Cross-reference. CDRL Sequence No. A007, DD form 1423. The Contractor shall prepare for the Government a Letter of Cross-reference to the Sponsor's IND or Drug Master File that Government shall use to prepare an Emergency Use Authorization submission to submit to the FDA.

F.2. Optional

F.2.1. Technical Data Package. CDRL Sequence No. D001, DD Form 1423. Technical Data Package to include all necessary documentation to assist in technical transfer as determined by the Government.

F.2.2. Initial Operational Capability Doses. CDRL Sequence No. E001, DD Form 1423. The production and post-approval/licensure delivery of 90,000 doses of the product.

DELIVERY INFORMATION- SHIP IN PLACE

CLIN     DELIVERY DATE       QUANTITY     SHIP TO ADDRESS                    UIC

0001     31-MAR-2009                      PHARMATHENE, INC.
                                          175 ADMIRAL COCHRANE DRIVE
                                          SUITE 101
                                          ANNAPOLIS MD 21401-7378
                                          FOB:        Origin

0002     31-JUL-2019                      (SAME AS PREVIOUS LOCATION)
                                          FOB: Origin

0003     31-JUL-2015                      (SAME AS PREVIOUS LOCATION)
                                          FOB: Origin

0004     31-JUL-2019            1         (SAME AS PREVIOUS LOCATION)
                                          FOB: Origin

0005     31-JUL-2019            1         (SAME AS PREVIOUS LOCATION)
                                          FOB: Origin

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I      Stop-Work Order (Aug 1989)- Alternate I            APR 1984
52.242-17            Government Delay Of Work                           APR 1984
52.247-29            F.O.B. Origin                                      FEB 2006

Section G - Contract Administration Data

CONTRACT ADMINISTRATION DATA

G.1 INVOICING

The contractor shall submit bi-weekly vouchers using the Standard Form 1034 for CLINs 0001, 0002 and 0003 (if exercised). Vouchers shall be sent electronically via Wide Area Work Flow (WAWF) and cc: maryalice.woody@det.amedd.army.mil and susan.dell@det.amedd.army.mil.

The contractor shall submit DD250 forms for payment related to FFP CLINs 0004 and 0005 (if options are unilaterally exercised by the Government).

The cognizant Defense Finance and Accounting Office for this contract is identified on the SF 26, Block 12 of this contract.

The Contracting Officer's Representative (COR) and contact information is as follows:

                Dr. Mary Alice Woody
                64 Thomas Johnson Drive
                Frederick MD 21702
                Phone (301)619-3905
                Email: maryalice.woody@det.amedd.army.mil

ACCOUNTING AND APPROPRIATION DATA

AA: 9760400260165Y5YCM406038BP000255Y12YMBSW90GXK62140117YMBS12044008
AMOUNT: $[***]
CIN 000000000000000000000000000000: $[***]

CLAUSES INCORPORATED BY FULL TEXT

252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)

(a) "Definition. Contracting officer's representative" means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer's representative
(COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

----------
*** Portions of this page have been omitted pursuant to a Request for Confidential Treatment filed separately with the SEC.

Section H - Special Contract Requirements

SPECIAL REQUIREMENTS

H.1 Downselection Process at Milestone B

The downselection process will focus on 1) technical data, as delineated below;
2) contractor performance; and 3) an affordability analysis. The safety of the product is of the utmost importance, followed by other technical considerations and contractor performance. If two products cannot be distinguished by product safety, technical considerations, and contractor performance, then an affordability analysis will be performed to determine which of two products has the lowest validated life cycle cost. The downselection determination will be by expert judgment, possibly from an outside contractor hired on for the specific purpose, based on evaluation of the data provided.

Pre-Milestone B Data package will include the following.

      1.    Technical data

            a. Acute toxicology study and Phase 1 clinical trial outcomes, to determine relative safety and tolerability of the product and risks in proceeding to approval or licensure
            b.    Pharmacokinetic properties of product in animals and humans
            c. Chemistry, Manufacturing, and Control data to allow assessment of risks for scale-up to meet the production option requirements and for process validation

      2.    Contractor performance

            a.    Adherence to contract cost and schedule
            b. Problem-solving and strategies for effective interaction with the Food and Drug Administration

      3.    Economy of product

            a.    Costs to complete development through approval or licensure
            b.    Projected costs of producing doses needed
            c.    Support needed to effectively field the product

MITS will determine whether sufficient expertise exists in-house or select an outside contractor (independent of the contractors developing products) to perform the evaluation of the Pre-Milestone B Data Package. The contractor or contractors that are developing candidate Increment II products will prepare and submit the data package(s) by March 31, 2009. If a contractor should be delayed in completion of the Phase 1 clinical trial, MITS will examine the causes of the delay and decide if and for how long to postpone the downselection. Extensions are not automatically granted and might not be granted if poor contractor performance is determined to be a significant cause. Data packages will be reviewed independently and confidentially. MITS' decision will be final.

H.2 Insurance/Indemnification

Offerors shall seek commercial insurance coverage for contract performance as required. When seeking adequate insurance coverage and the cost of coverage is considered prohibitive, offerors may submit an application for relief under the Support Anti-terrorism in accordance with Fostering Effective Technologies Act of 2002 (Safety Act), Public Law 107-296, administered by the Department of Homeland Security. Applications may be sought at www.safetyact.gov. Application forms are also available by mail addressing to the Department of Homeland Security, ATTN: Safety Act, 245 Murray Land, Building 410, Washington, DC 20528.

H.3 Electronic Data Interchange

The contractor shall use a seamless Electronic Data Interchange (EDI) with the Government to facilitate electronic mail and scheduling, as well as to provide electronic access to, and updates of all CDRLS (DD 1423s).

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1                Definitions                                                                                  JUL 2004
52.203-3                Gratuities                                                                                   APR 1984
52.203-5                Covenant Against Contingent Fees                                                             APR 1984
52.203-6                Restrictions On Subcontractor Sales To The Government                                        JUL 1995
52.203-7                Anti-Kickback Procedures                                                                     JUL 1995
52.203-8                Cancellation, Rescission, and Recovery of Funds for Illegal or Improper                      JAN 1997
                        Activity
52.203-10               Price Or Fee Adjustment For Illegal Or Improper Activity                                     JAN 1997
52.203-12               Limitation On Payments To Influence Certain Federal Transactions                             SEP 2005
52.204-4                Printed or Copied Double-Sided on Recycled Paper                                             AUG 2000
52.204-7                Central Contractor Registration                                                              OCT 2003
52.209-6                Protecting the Government's Interest When Subcontracting With Contractors                    JAN 2005
                        Debarred, Suspended, or
                        Proposed for Debarment
52.211-15               Defense Priority And Allocation Requirements                                                 SEP 1990
52.215-2                Audit and Records--Negotiation                                                               JUN 1999
52.215-8                Order of Precedence--Uniform Contract Format                                                 OCT 1997
52.215-11               Price Reduction for Defective Cost or Pricing Data--Modifications                            OCT 1997
52.215-13               Subcontractor Cost or Pricing Data--Modifications                                            OCT 1997
52.216-7                Allowable Cost And Payment                                                                   DEC 2002
52.219-8                Utilization of Small Business Concerns                                                       MAY 2004
52.219-9                Small Business Subcontracting Plan                                                           JAN 2002
52.219-16               Liquidated Damages-Subcontracting Plan                                                       JAN 1999
52.222-1                Notice To The Government Of Labor Disputes                                                   FEB 1997
52.222-3                Convict Labor                                                                                JUN 2003
52.222-21               Prohibition Of Segregated Facilities                                                         FEB 1999
52.222-26               Equal Opportunity                                                                            APR 2002
52.222-29               Notification Of Visa Denial                                                                  JUN 2003
52.222-35               Equal Opportunity For Special Disabled Veterans, Veterans of the                             DEC 2001
                        Vietnam Era, and Other Eligible Veterans
52.222-36               Affirmative Action For Workers With Disabilities                                             JUN 1998
52.222-37               Employment Reports On Special Disabled Veterans, Veterans Of The                             DEC 2001
                        Vietnam Era, and Other Eligible Veterans
52.223-6                Drug-Free Workplace                                                                          MAY 2001
52.223-14               Toxic Chemical Release Reporting                                                             AUG 2003
52.224-1                Privacy Act Notification                                                                     APR 1984
52.224-2                Privacy Act                                                                                  APR 1984
52.225-13               Restrictions on Certain Foreign Purchases                                                    MAR 2005
52.227-1 Alt I          Authorization And Consent (Jul 1995) - Alternate I                                           APR 1984
52.227-2                Notice And Assistance Regarding Patent And Copyright Infringement                            AUG 1996
52.227-11               Patent Rights--Retention By The Contractor (Short Form)                                      JUN 1997
52.227-14               Rights in Data--General                                                                      JUN 1987
52.228-7                Insurance--Liability To Third Persons                                                        MAR 1996
52.232-2                Payments Under Fixed-Price Research And Development Contracts                                APR 1984
52.232-9                Limitation On Withholding Of Payments                                                        APR 1984
52.232-17               Interest                                                                                     JUN1996
52.232-22               Limitation Of Funds                                                                          APR 1984
52.232-23 Alt I         Assignment of Claims (Jan 1986) - Alternate I                                                APR 1984
52.232-25               Prompt Payment                                                                               OCT 2003
52.232-33               Payment by Electronic Funds Transfer--Central Contractor Registration                        OCT 2003
52.232-35               Designation of Office for Government Receipt of Electronic Funds Transfer Information        MAY 1999
52.233-1                Disputes                                                                                     JUL 2002

52.233-3 Alt I          Protest After Award (Aug 1996) - Alternate I                                                 JUN 1985
52.233-4                Applicable Law for Breach of Contract Claim                                                  OCT 2004
52.242-1                Notice of Intent to Disallow Costs                                                           APR 1984
52.242-3                Penalties for Unallowable Costs                                                              MAY 2001
52.242-13               Bankruptcy                                                                                   JUL 1995
52.243-1                Changes--Fixed Price                                                                         AUG 1987
52.243-2 Alt V          Changes--Cost-Reimbursement (Aug 1987) - Alternate V                                         APR 1984
52.243-7                Notification Of Changes                                                                      APR 1984
52.244-2                Subcontracts                                                                                 AUG 1998
52.244-5                Competition In Subcontracting                                                                DEC 1996
52.244-6                Subcontracts for Commercial Items                                                            FEB 2006
52.245-2, Alt I (Dev)   Government Property (Fixed Price Contracts Alt I) (Deviation)                                APR 1998
52.245-17 (Dev)         Special Tooling (Deviation)                                                                  APR 1998
52.246-1                Contractor Inspection Requirements                                                           APR 1984
52.249-6                Termination (Cost Reimbursement)                                                             MAY 2004
52.249-14               Excusable Delays                                                                             APR 1984
52.252-4                Alterations in Contract                                                                      APR 1984
52.253-1                Computer Generated Forms                                                                     JAN 1991
252.203-7001            Prohibition On Persons Convicted of Fraud or Other Defense Contract-Related Felonies         DEC 2004
252.203-7002            Display Of DOD Hotline Poster                                                                DEC 1991
252.204-7000            Disclosure Of Information                                                                    DEC 1991
252.204-7003            Control Of Government Personnel Work Product                                                 APR 1992
252.204-7004 Alt A      Central Contractor Registration (52.204-7) Alternate A                                       NOV 2003
252.205-7000            Provision Of Information To Cooperative Agreement Holders                                    DEC 1991
252.209-7004            Subcontracting With Firms That Are Owned or Controlled By The Government of                  MAR 1998
                        a Terrorist Country
252.211-7000            Acquisition Streamlining                                                                     DEC 1991
252.211-7003            Item Identification and Valuation                                                            JUN 2005
252.215-7000            Pricing Adjustments                                                                          DEC 1991
252.215-7002            Cost Estimating System Requirements                                                          OCT 1998
252.219-7003            Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan                APR 1996
                        (DOD Contracts)
252.225-7000            Buy American Act--Balance Of Payments Program Certificate                                    JUN 2005
252.225-7001            Buy American Act And Balance Of Payments Program                                             JUN 2005
252.225-7002            Qualifying Country Sources As Subcontractors                                                 APR 2003
252.225-7004            Reporting of Contract Performance Outside the United States and Canada--Submission           JUN 2005
                        after Award
252.225-7006            Quarterly Reporting of Actual Contract Performance Outside the United States                 JUN 2005
252.225-7013            Duty-Free Entry                                                                              JUN 2005
252.226-7001            Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and               SEP 2004
                        Native Hawaiian Small
                        Business Concerns
252.227-7013            Rights in Technical Data--Noncommercial Items                                                NOV 1995
252.227-7015            Technical Data--Commercial Items                                                             NOV 1995
252.227-7015            Technical Data--Commercial Items                                                             NOV 1995
252.227-7016            Rights in Bid or Proposal Information                                                        JUN 1995
252.227-7030            Technical Data--Withholding Of Payment                                                       MAR 2000
252.227-7037            Validation of Restrictive Markings on Technical Data                                         SEP 1999
252.231-7000            Supplemental Cost Principles                                                                 DEC 1991
252.232-7003            Electronic Submission of Payment Requests                                                    JAN 2004
252.232-7010            Levies on Contract Payments                                                                  SEP 2005
252.235-7010            Acknowledgment of Support and Disclaimer                                                     MAY 1995
252.242-7002            Earned Value Management System                                                               MAR 2005
252.242-7004            Material Management And Accounting System                                                    NOV 2005

                                                                   Page 16 of 21

252.243-7001            Pricing Of Contract Modifications                                                            DEC 1991
252.243-7002            Requests for Equitable Adjustment                                                            MAR 1998
252.244-7000            Subcontracts for Commercial Items and Commercial Components (DoD Contracts)                  NOV 2005
252.247-7024            Notification Of Transportation Of Supplies By Sea                                            MAR 2000
252.249-7002            Notification of Anticipated Program Termination or Reduction                                 DEC 1996

CLAUSES INCORPORATED BY FULL TEXT

52.216-10 INCENTIVE FEE (MAR 1997)

(a) General. The Government shall pay the Contractor for performing this contract a fee determined as provided in this contract.

(b) Target cost and target fee. The target cost and target fee specified in the Schedule are subject to adjustment if the contract is modified in accordance with paragraph (d) below.

(1) "Target cost," as used in this contract, means the estimated cost of this contract as initially negotiated, adjusted in accordance with paragraph (d) below.

(2) "Target fee," as used in this contract, means the fee initially negotiated on the assumption that this contract would be performed for a cost equal to the estimated cost initially negotiated, adjusted in accordance with paragraph (d) below.

(c) Withholding of payment. Normally, the Government shall pay the fee to the Contractor as specified in the Schedule. However, when the Contracting Officer considers that performance or cost indicates that the Contractor will not achieve target, the Government shall pay on the basis of an appropriate lesser fee. When the Contractor demonstrates that performance or cost clearly indicates that the Contractor will earn a fee significantly above the target fee, the Government may, at the sole discretion of the Contracting Officer, pay on the basis of an appropriate higher fee. After payment of 85 percent of the applicable fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government's interest. This reserve shall not exceed 15 percent of the applicable fee or $100,000, whichever is less. The Contracting Officer shall release 75 percent of all fee withholds under this contract after receipt of the certified final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports, and is not delinquent in submitting final vouchers on prior years' settlements. The Contracting Officer may release up to 90 percent of the fee withholds under this contract based on the Contractor's past performance related to the submission and settlement of final indirect cost rate proposals.

(d) Equitable adjustments. When the work under this contract is increased or decreased by a modification to this contract or when any equitable adjustment in the target cost is authorized under any other clause, equitable adjustments in the target cost, target fee, minimum fee, and maximum fee, as appropriate, shall be stated in a supplemental agreement to this contract.

(e) Fee payable. (1) The fee payable under this contract shall be the target fee increased by 15 cents for every dollar that the total allowable cost is less than the target cost or decreased by 15 cents for every dollar that the total allowable cost exceeds the target cost. For CLIN 0001 in no event shall the fee be greater than 15 percent or less than 10 percent of the target costs. For CLIN 0002 in no event shall the fee be greater than 15 percent or less than 0 percent of the target costs. For CLIN 0003 in no event shall the fee be greater than 15 percent or less than 4.6 percent of the target costs.

(2) The fee shall be subject to adjustment, to the extent provided in paragraph
(d) above, and within the minimum and maximum fee limitations in subparagraph
(1) above, when the total allowable cost is increased or decreased as a consequence of (i) payments made under assignments or (ii) claims excepted from the release as required by paragraph (h)(2) of the Allowable Cost and Payment clause.

(3) If this contract is terminated in its entirety, the portion of the target fee payable shall not be subject to an increase or decrease as provided in this paragraph. The termination shall be accomplished in accordance with other applicable clauses of this contract.

(4) For the purpose of fee adjustment, "total allowable cost" shall not include allowable costs arising out of--

(i) Any of the causes covered by the Excusable Delays clause to the extent that they are beyond the control and without the fault or negligence of the Contractor or any subcontractor;

(ii) The taking effect, after negotiating the target cost, of a statute, court decision, written ruling, or regulation that results in the Contractor's being required to pay or bear the burden of any tax or duty or rate increase in a tax or duty;

(iii) Any direct cost attributed to the Contractor's involvement in litigation as required by the Contracting Officer pursuant to a clause of this contract, including furnishing evidence and information requested pursuant to the Notice and Assistance Regarding Patent and Copyright Infringement clause;

(iv) The purchase and maintenance of additional insurance not in the target cost and required by the Contracting Officer, or claims for reimbursement for liabilities to third persons pursuant to the Insurance Liability to Third Persons clause;

(v) Any claim, loss, or damage resulting from a risk for which the Contractor has been relieved of liability by the Government Property clause; or

(vi) Any claim, loss, or damage resulting from a risk defined in the contract as unusually hazardous or as a nuclear risk and against which the Government has expressly agreed to indemnify the Contractor.

(5) All other allowable costs are included in "total allowable cost" for fee adjustment in accordance with this paragraph (e), unless otherwise specifically provided in this contract.

(f) Contract modification, The total allowable cost and the adjusted fee determined as provided in this clause shall be evidenced by a modification to this contract signed by the Contractor and Contracting Officer.

(g) Inconsistencies. In the event of any language inconsistencies between this clause and provisioning documents or Government options under this contract, compensation for spare parts or other supplies and services ordered under such documents shall be determined in accordance with this clause.

(End of clause)

52.217-7 OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within sixty (60) days. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://acquisition.gov/far/index.html

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of clause)

252.247-7023 Transportation of Supplies by Sea (MAY 2002)

(a) Definitions. As used in this clause--

(1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

(2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

(4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

(6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

(ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships, floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b)(l) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.

(2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if--

(i) This contract is a construction contract; or

(ii) The supplies being transported are--

(A) Noncommercial items; or

(B) Commercial items that--

(1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it contracts for f.o.b. destination shipment);

(2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

(c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

(1) U.S.-flag vessels are not available for timely shipment;

(2) The freight charges are inordinately excessive or unreasonable; or

(3) Freight charges are higher than charges to private persons for transportation of like goods.

(d) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

(l) Type, weight, and cube of cargo;

(2) Required shipping date;

(3) Special handling and discharge requirements;

(4) Loading and discharge points;

(5) Name of shipper and consignee;

(6) Prime contract number; and

(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S. Department of Transportation, 400 Seventh Street SW., Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information:

(1) Prime contract number;

(2) Name of vessel;

(3) Vessel flag of registry;

(4) Date of loading;

(5) Port of loading;

(6) Port of final discharge;

(7) Description of commodity;

(8) Gross weight in pounds and cubic feet if available;

(9) Total ocean freight in U.S. dollars; and

(10) Name of the steamship company.

(f) The Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

(1) No ocean transportation was used in the performance of this contract;

(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

(4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

ITEM DESCRIPTION             CONTRACT LINE ITEMS               QUANTITY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOTAL
      --------------------------------------------------------------------------

(g) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(h) In the award of subcontracts for the types of supplies described in paragraph (b)(2) of this clause, the Contractor shall flow down the requirements of this clause as follows:

(1) The Contractor shall insert the substance of this clause, including this paragraph (h), in subcontracts that exceed the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(2) The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (h), in subcontracts that are at or below the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(End of clause)

Section J - List of Documents, Exhibits and Other Attachments

SECTION J

LIST OF ATTACHEMENTS:

--------------------------------------------------------------------------------
Exhibit Number               Description                            No. of Pages
--------------------------------------------------------------------------------
     1           Contract Data Requirements List DD Forms 1423          14
                 and continuation pages.
--------------------------------------------------------------------------------
     2           Disclosure of Lobbying Activities                      2
--------------------------------------------------------------------------------